UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 9, 2023

Date of Report (Date of earliest event reported)

Generation Hemp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55019	26-3119496
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8533 Midway Road, Dallas, Texas	75209
(Address of principal executive offices)	(Zip Code)

(469) 209-6154

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and other reports filed by us from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect the current view of our management with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) as they relate to our industry, our operations and results of operations, and any businesses that we may acquire. Should one or more of the events described in these risk factors materialize, or should our underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the U.S. federal securities laws, we do not intend to update any of the forward-looking statements to conform them to actual results. The following discussion should be read in conjunction with our pro forma financial statements and the related notes that will be filed herein.

Item 1.01 Entry into a Material Agreement

Purchase and Sale Agreement

On January 9, 2023, CryptoRica, LLC (the “Purchaser”) a Delaware Limited Liability Company and wholly-owned subsidiary of Generation Hemp, Inc. (the “Parent”), entered in a Purchase and Sale Agreement (the “Agreement”) with Central America Green Inc (“Seller”)., a Belize City International Business Company, for the purchase of 80% of the issued and outstanding beneficial equity ownership (the “Purchased Equity”) of Toro Energía Sociedad Anonima, a Costa Rican corporation (the “Company”). The Purchaser agreed to pay the Seller US$1,412,000.00 for the Purchased Equity (the “Purchase Price”).

The Company is the indirect owner of the real estate registered in the Real Estate Property Registry, Alajuela Section, located in Toro Amarillo, 12th County (Sarchí) of the Province of Alajuela (the “Property”). The Property contains a Hydroelectric plant and Bitcoin Hosting and mining operating business as well as the dam/plant generating facilities, and has been issued certain permits to conduct such activities by the local authorities (the “Business”).

The Property was deposited in a Warranty Trust, administrated by S&R Trustee Company SRL, a Costa Rican limited liability company (the “Trust”), in connection with a loan extended to the Company by Banco Promerica (the “Bank Loan”), and the Property will be released back to the Company after the Bank Loan has been fully satisfied.

Simultaneously with the closing, the Company and Poas will cause the Bank Loan to be assumed by Poas Energía Sociedad Anonima, a Costa Rican corporation, an affiliate of Seller, which will result in (i) the Company being fully released from all obligations related to the Bank Loan, (ii) the termination of all documents to which the Company is a party that secures the Bank Loan, and (iii) the Property being released from the Trust so that the Company owns good and indefeasible title thereto (collectively, the “Bank Loan Assumption”).

The Company was valued by the Seller and Purchaser at $2,750,000. This enterprise value was based on the Bank Loan Assumption of $985,000 and a total equity value of $1,765,000, with the Purchased Equity of $1,412,000 comprising 80% of the total equity value.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Loan Agreement

In consideration for Poas assuming the Bank Loan and the Bank Loan Assumption, the Company will enter into a new loan with Poas, in the principal amount of US$985,000.00, for a term of 10 years, and at a 9.5% per annum variable interest rate (against the prime rate) with straight line amortization (the “New Loan”). The Company will secure the New Loan with the Property by transferring to a new Guaranty Trust, administered by S&R Trustee Company LTDA, a Costa Rican limited liability company (the “Guaranty Trust”). The New Loan is documented pursuant to that certain Loan Agreement between the Company and Poas, dated January 11, 2023 (the “Loan Agreement”).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 12, 2023, the Purchaser completed its acquisition of the Purchased Equity from the Seller through its payment of the Purchase Price. The Purchaser received an injection of capital from the Parent in order to fund the Purchase Price.

Upon payment of the Purchase Price, the Bank Loan Assumption by Poas occurred and the Company took good and indefeasible title to the Property. Shortly thereafter, the Company entered into the Loan Agreement with Poas. Pursuant to the Loan Agreement and the granting of the New Loan, the Property was placed into the Guaranty Trust.

The description of the Purchased Equity, the Property, the Business, the Bank Loan Assumption, and New Loan, included in Item 1.01 of this Current Report on Form 8-K, is incorporated by reference in this Item 2.01.

Item 2.03 Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of a registrant

On January 9, 2023, and as amended and restated on January 10, 2023, the Company entered into a Secured Promissory Note (the “Secured Note”) with the Gary C. Evans, CEO of the Company (‘Evans”).

Under the terms of the Secured Note, (a) the Company and Evans restructured (i) the Subordinated Promissory Note, dated November 20, 2020, as amended, supplemented, or modified, the “Subordinated Note” and (ii) Convertible Promissory Note, dated July 20, 2021, as amended, supplemented, or modified, the “Convertible Note”, such that all accrued and unpaid interest on each of the Subordinated Note and the Convertible Note were rolled into the Secured Note, (b) Evans lent the Company $500,000 on January 9, 2023 and $969,000 on January 10, 2023. This $1,469,000 in aggregate new proceeds was used to fund the Company’s purchase of the Purchased Securities. The Secured Note has a maturity date of July 15, 2023 and will bear interest at the rate of 10.00% per annum. The Secured Note has a conversion feature which permits Evans to convert at the Maturity Date then outstanding principal and interest at a conversion price of $0.275 (the closing price of the Company’s stock on January 9, 2023).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Secured Note, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 12, 2023 the Parent issued a press release announcing the acquisition by the Purchaser of the Purchased Securities. A copy of the press release is furnished as Exhibit 99.1 hereto.

On January 18, 2023 the Parent issued a press release announcing the acquisition of 240 Bitmain miners by the Company. A copy of the press release is furnished as Exhibit 99.2 hereto.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibits 99.1 and 99.2 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this Item 7.01 and Exhibits 99.1 and 99.2 (i) will not be deemed an admission as to the materiality of any information herein (including Exhibits 99.1 and 99.2) and (ii) is not to be incorporated by reference into any filings of the Company.

Item 8.01 Other Events.

On January 12, 2023 the Company announced its intent to pursue a new strategic direction into sustainable energy projects, starting with bitcoin mining. Within the next several weeks, the Company intends to change its name to Evergreen Sustainable Enterprises, Inc. The exact date of the anticipated name change will be announced in the future and is conditioned upon the Company obtaining all necessary corporate and regulatory approvals.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Purchase and Sale Agreement, effective January 9, 2023, among Central American Green Inc., CryptoRica, LLC, Toro Energía S.A., and Poas Energía S.A..

10.2	Loan Agreement, dated January 11, 2023, between Poas Energía S.A. and Toro Energía S.A.

10.3	Secured Promissory Note, dated January 9, 2023, as amended and restated on January 10, 2023, between Generation Hemp, Inc. and Gary C. Evans.

99.1	Press Release dated Janaury 12, 2023 of the Company

99.2	Press Release dated January 18, 2023 of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Generation Hemp, Inc. has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION HEMP, INC.

Date: January 18, 2023	By:	/s/ Gary C. Evans
Gary C. Evans
Chief Executive Officer